CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Michael J. Napoli, Jr., President of Wilshire Mutual Funds, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:   September 7, 2004                      /s/ MICHAEL J. NAPOLI, JR.
     -------------------------------         -----------------------------------
                                             Michael J. Napoli, Jr., President
                                             (principal executive officer)


I, Helen E. Webb, Treasurer of Wilshire Mutual Funds, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   September 7, 2004                       /s/ HELEN E. WEBB
     -------------------------------         -----------------------------------
                                             Helen E. Webb, Treasurer
                                             (principal financial officer)